Exhibit 10.4

EXECUTION VERSION

TWELFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, (this “Twelfth Amendment”) is made as of this 12th day of April, 2017 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”). TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”). ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, INC., a Delaware corporation (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”).

WHEREAS, the Obligors have requested that the Lender modify and amend certain terms and conditions of the Loan Agreement.

WHEREAS, the Lender is willing to so modify and amend certain terms and conditions of the Loan Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Guarantors” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Guarantors: Value Lighting Houston, Break One, RLT-ES and TNT Holdco, and each Borrower as to each other Borrower, and each other Person that guarantees payment or performance of Obligations. Pledgor is also a non-recourse Guarantor to the extent set forth in Pledgor’s Guaranty dated as of the Third Amendment Effective Date.”

(b)	The definition of “Pledged Cash Collateral” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Pledged Cash Collateral: means all of Pledgor’s right, title and interest in and to the cash and other assets more particularly described in the Cash Collateral Pledge Agreement and which shall be under the sole dominion and control of the Lender. As of the Twelfth Amendment Effective Date, the aggregate amount of Pledged Cash Collateral is $10,000,000.”

(c)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Twelfth Amendment: means that certain Twelfth Amendment to Loan and Security Agreement, dated as of April 12, 2017, by and among the Obligors and the Lender.”

“Twelfth Amendment Effective Date: means April 12, 2017.”

3. Ratification of Loan Documents. Except as specifically amended by this Twelfth Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

4. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Twelfth Amendment and/or the failure of the Obligors to perform its obligations under this Twelfth Amendment shall constitute an Event of Default under the Loan Agreement.

5. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

6. Conditions Precedent to Effectiveness. This Twelfth Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Twelfth Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Twelfth Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Twelfth Amendment and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(d)	The Pledgor shall have increased the amount of Pledged Cash Collateral deposited under the Cash Collateral Pledge Agreement by an additional $3,000,000, resulting in an aggregate balance of Pledged Cash Collateral of $10,000,000.

(e)	The Lender shall have received a fully-executed copy of that certain Ratification and Third Amendment to Pledge and Security Agreement made by the Pledgor in favor of the Lender, in form and substance satisfactory to the Lender.

(f)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(g)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender (i) all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Twelfth Amendment and all documents related thereto and/or associated therewith through and including April 12, 2017 in the amount of $8,333.24, and (ii) the outstanding attorneys’ fees due prior to the Twelfth Amendment Effective Date in the amount of $13,908.30.

7.	Miscellaneous.

(a)	This Twelfth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Twelfth Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Twelfth Amendment by no later than three (3) Business Days after the Twelfth Amendment Effective Date.

(b)	This Twelfth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Twelfth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Twelfth Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS TWELFTH AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Twelfth Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:
Name:	CYNTHIA G. STANNARD
Title:	SR. VICE PRESIDENT

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:
Name:	James A. DePalma
Title:	Chief Financial Officer

LUMIFICIENT CORPORATION

By:
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:
Name:	James A. DePalma
Title:	President

SEESMART TECHNOLOGIES, LLC

By:
Name:	James A. DePalma
Title:	President

RELUME TECHNOLOGIES, INC.

By:
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

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[Signature Page to Twelfth Amendment to Loan and Security Agreement]

TRI-STATE LED DE, LLC

By:
Name:	James A. DePalma
Title:	President

VALUE LIGHTING, LLC

By:
Name:	James A. DePalma
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:
Name:	James A. DePalma
Title:	President

ENERGY SOURCE, LLC

By:
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.
By:
Name:	James A. DePalma
Title:	President, Treasurer and Secretary

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[Signature Page to Twelfth Amendment to Loan and Security Agreement]

SEESMART, INC.

By:
Name:	James A. DePalma
Title:	President and Secretary

TNT ENERGY, LLC

By:
Name:	James A. DePalma
Title:	Manager

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[Signature Page to Twelfth Amendment to Loan and Security Agreement]

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:
Name:	James A. DePalma
Title:	President:

BREAK ONE NINE, INC.

By:
Name:	James A. DePalma
Title:	President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:
Name:	James A. DePalma
Title:	Manager

[Signature Page to Twelfth Amendment to Loan and Security Agreement]